                                                                     EXHIBIT 2.1


                                   SCHEDULE I

                                   PURCHASERS


                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
1   Andrew J. Sukawaty,      4900 Main St.                 $    99,984.00           2,083            2,777            2,083
    Revocable Trust dated    Kansas City, MO  64112
    January 14, 2000         Attn: Andrew J. Sukawaty

2   Rosalie V. Arthur        333 East Las Olas Blvd.       $    50,016.00           1,042            1,389            1,042
                             Ft. Lauderdale, FL  33301

3   Rosanne Badowski         3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
                             Fairfield, CT 06431

4   John E. Berndt           2330 Shawnee Mission          $    99,984.00           2,083            2,777            2,083
                             Parkway
                             Westwood, KS 66205

5   Berrard Holdings         One Financial Plaza           $   999,984.00          20,833           27,777           20,833
    Limited Partnership      Suite 1100
                             Ft. Lauderdale, FL 33394
                             Attn:  Steven R. Berrard

6   Cris V. Branden          450 E. Las Olas Blvd.         $   200,016.00           4,167            5,556            4,167
                             15th Floor
                             Ft. Lauderdale, FL 33301

7   Kevin E. Brauer          221 West 48th St., #1507      $    99,984.00           2,083            2,777            2,083
                             Kansas City, MO 64112

8   Cascade Investment,      2365 Carillon Point           $ 1,000,000.00          20,833           27,777           20,833
    L.L.C.                   Kirkland, WA 98033
                             Attn:  Michael Larson

9   William J. Conaty        3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
                             Fairfield, CT 06431

10  Dennis D.                3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
    Dammerman                Fairfield, CT 06431

11  DBV Investments,         780 Third Avenue              $ 1,000,000.00          20,833           27,777           20,833
    L.P.                     43rd Floor
                             New York, NY  10017
                             Attention: Marc Lisker

12  John C. Esrey            2351 Bay Street               $    99,984.00           2,083            2,777            2,083
                             San Francisco, CA  94123

                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
13  William T. Esrey, Jr.    4900 Main Street              $    99,984.00           2,083            2,777            2,083
                             Kansas City, MO  64112

14  David E. Fanta           27 Dumfries Street            $    80,016.00           1,667            2,222            1,667
                             Sugar Land, TX 77479

15  David C. Feldman         7600 West Tidwell             $    80,016.00           1,667            2,222            1,667
                             Suite 806
                             Houston, TX  77040

16  Finally Limited          P.O. Box 50102                $   699,984.00          14,583           19,444           14,583
    Partnership              Henderson, NV 89016
                             Attn: Robert J. Henninger,
                             Jr.

17  Albert Fried, Jr.        c/o Albert Fried &            $   300,000.00           6,250            8,333            6,250
                             Company, LLC
                             40 Exchange Place
                             New York, NY  10005

18  Michael B. Fuller and    2920 West 113th Street        $    99,984.00           2,083            2,777            2,083
    Mary G. Fuller, Joint    Leawood, KS 66211
    Tenants

19  G Harry Huizenga         450 E. Las Olas Blvd.         $   100,032.00           2,084            2,778            2,084
    Enterprises, L.L.C.      15th Floor
                             Ft. Lauderdale, FL 33301
                             Attn:  Cris V. Branden

20  Troy L. Gabriel          2512 AquaVista Blvd.          $    75,024.00           1,563            2,083            1,563
                             Ft. Lauderdale, FL 33301

21  H Family Limited         P.O. Box 50102                $ 5,000,016.00         104,167          138,886          104,167
    Partnership              Henderson, NV 89016
                             Attn: Cris V. Branden

22  H. Wayne Huizenga,       450 E. Las Olas Blvd.         $ 2,499,984.00          52,083           69,444           52,083
    Jr.                      15th Floor
                             Ft. Lauderdale, FL 33301

23  H Wayne Huizenga Sr      450 E. Las Olas Blvd.         $   729,168.00          15,191           20,254           15,191
    Perpetual Trust          15th Floor
    Master Trust I Share     Ft. Lauderdale, FL 33301
    A                        Attn:  Cris V. Branden

24  H Wayne Huizenga Sr      450 E. Las Olas Blvd.         $   729,168.00          15,191           20,254           15,191
    Perpetual Trust          15th Floor
    Master Trust I Share     Ft. Lauderdale, FL 33301
    B                        Attn:  Cris V. Branden

                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
25  H Wayne Huizenga Sr      450 E. Las Olas Blvd.         $   729,168.00          15,191           20,254           15,191
    Perpetual Trust          15th Floor
    Master Trust I Share     Ft. Lauderdale, FL 33301
    C                        Attn:  Cris V. Branden

26  H Wayne Huizenga Sr      450 E. Las Olas Blvd.         $   729,168.00          15,191           20,254           15,191
    Perpetual Trust          15th Floor
    Master Trust I Share     Ft. Lauderdale, FL 33301
    D                        Attn:  Cris V. Branden

27  Kris E. Hansel           2690 Edgewater Court          $    20,016.00             417              556              417
                             Weston, FL 33332

28  Harris W. Hudson         1080 Southeast 3rd Ave.       $ 2,000,016.00          41,667           55,555           41,667
                             Ft. Lauderdale, FL 33316

29  Holly J. Hudson          1080 Southeast 3rd Ave.       $   941,664.00          19,618           26,157           19,618
                             Ft. Lauderdale, FL 33316

30  Steven W. Hudson         1080 Southeast 3rd Ave.       $   941,664.00          19,618           26,157           19,618
                             Ft. Lauderdale, FL 33316

31  Huizenga Family          450 E. Las Olas Blvd.         $   499,968.00          10,416           13,888           10,416
    Foundation, Inc.         15th Floor
                             Ft. Lauderdale, FL 33301
                             Attn:  Richard C. Rochon

32  Huizenga Investments     P.O. Box 50102                $ 1,000,080.00          20,835           27,780           20,835
    Limited Partnership      Henderson, NV 89016
                             Attn: Cris V. Branden

33  Joseph H. Izhakoff       450 E. Las Olas Blvd.         $    20,016.00             417              556              417
                             Suite 1400
                             Ft. Lauderdale, FL  33301

34  Jean Huizenga            450 E. Las Olas Blvd.         $    99,984.00           2,083            2,777            2,083
    Enterprises, L.L.C.      15th Floor
                             Ft. Lauderdale, FL 33301
                             Attn:  Cris V. Branden

35  George D. Johnson,       P.O. Box 3524                 $ 2,000,016.00          41,667           55,555           41,667
    Jr.                      Spartanburg, SC 29302

36  J.W. Croghan Trustee,    Room 2100                     $   999,984.00          20,833           27,777           20,833
    JWC Trust dated          200 S. Wacker Drive
    December 28, 1982        Chicago, IL 60606
                             Attn: John W. Croghan

                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
37  Kevin F. Flynn June      120 North LaSalle Street      $ 5,249,984.00         109,375          145,830          109,375
    21, 1992 Non-Exempt      Suite 3300
    Trust                    Chicago, IL 60602
                             Attn:  Kevin F. Flynn

38  Kirk Holdings            3276 Cliff Sieler Ct.         $   184,992.00           3,854            5,137            3,854
    Limited Partnership      Las Vegas, NV  89117
                             Attn: James L. Kirk

39  Meljay C. Krause         8611 Reinhardt Ln.            $    99,984.00           2,083            2,777            2,083
                             Leawood, KS 66206

40  Arthur A. Kurtze         913 Challenger Drive          $    99,984.00           2,083            2,777            2,083
                             Austin, TX 78734-4209

41  Ronald T. Lemay          P.O. Box 11315                $ 1,000,080.00          20,835           27,780           20,835
                             Kansas City, MO 64112

42  Lion Ventures LLC        3055 Harbor Drive             $   125,000.00           2,604            3,472            2,604
                             Suite 1602
                             Ft. Lauderdale, FL 33316
                             Attn:  Edward A. Cespedes

43  LM Private               1521 Michigan                 $    80,016.00           1,667            2,222            1,667
    Investments, L.P.        Houston, TX  77006
                             Attn: William D. Leven

44  Martha J Huizenga        P.O. Box 50102                $   500,016.00          10,417           13,889           10,417
    Holdings Limited         Henderson, NV 89016
    Partnership              Attn: Cris V. Branden

45  Michael S. Egan          333 East Las Olas Blvd.       $    99,984.00           2,083            2,777            2,083
    Grantor Retained         Ft. Lauderdale, FL 33301
    Annuity Trust            Attn: Michael S. Egan
    F/B/O Riley Martin
    Michael Egan

46  Michael S. Egan          333 East Las Olas Blvd.       $    99,984.00           2,083            2,777            2,083
    Grantor Retained         Ft. Lauderdale, FL 33301
    Annuity Trust            Attn: Michael S. Egan
    F/B/O Teague
    Michael Thomas Egan

47  Michael S. Egan          333 East Las Olas Blvd.       $ 1,039,968.00          21,666           28,888           21,666
    Living Trust             Ft. Lauderdale, FL 33301
                             Attn: Michael S. Egan

48  Gene Ostrow              450 E. Las Olas Blvd.         $    99,984.00           2,083            2,777            2,083
                             Suite 1400
                             Ft. Lauderdale, FL 33301

                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
49  Philip V. Petrocelli     450 E. Las Olas Blvd.         $    99,984.00           2,083            2,777            2,083
                             Suite 1400
                             Ft. Lauderdale, FL  33301

50  PKI Investment           676 North Michigan Avenue     $ 1,750,000.00          36,458           48,609           36,458
    Company, LLC             Suite 4000
                             Chicago, IL 60611
                             Attn:  Donald F. Flynn

51  Gary Reiner              3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
                             Fairfield, CT 06431

52  Richard Rosenblatt       549 El Medio                  $   350,000.00           7,292            9,722            7,292
                             Pacific Palisades, CA 90272

53  John M. Samuels          3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
                             Fairfield, CT 06431

54  Theodore H. Schell       1272 W. 59th Street           $    99,984.00           2,083            2,777            2,083
                             Kansas City, MO 64113

55  John A. Schneider        711 Fifth Ave., 9th Floor     $ 1,000,000.00          20,834           27,777           20,834
                             New York, NY 10022

56  Robin M. Segaul          333 E. Las Olas Blvd.         $     9,984.00             208              277              208
                             Ft. Lauderdale, FL  33301

57  Keith S. Sherin          3135 Easton Turnpike          $    99,984.00           2,083            2,777            2,083
                             Fairfield, CT 06431

58  Donald R. Sinclair       3756 Knollwood                $    80,016.00           1,667            2,222            1,667
                             Houston, TX 77019

59  Thistle Hill Partners,   One Northwind Plaza           $    80,016.00           1,667            2,222            1,667
    Ltd.                     Suite 806
                             7600 W. Tidwell
                             Houston, TX 77040
                             Attn: John A. Blaisdell

60  William T. Esrey,        P.O. Box 11315                $ 1,000,080.00          20,835           27,780           20,835
    Trustee U/T/A dated      Kansas City, MO  64112
    December 12, 1985,       Attn: William T. Esrey
    F/B/O William T.
    Esrey

61  I. Benjamin Watson,      13133 Lamar Ave.              $    99,984.00           2,083            2,777            2,083
    III                      Overland Park, KS 66209

                                                                                   NO. OF
                                                                                   ------
                                                                                  SHARES OF
                                                                                  ---------
                                    NOTICE                  PURCHASE PRICE         COMMON         NO. OF $12      NO. OF $57.60
                                    ------                  --------------         ------         ----------      -------------
         NAME                       ADDRESS                      ($)                STOCK          WARRANTS          WARRANTS
         ----                       -------                      ---                -----          --------          --------
62  Weezor I Limited         P.O. Box 50102                $ 2,499,984.00          52,083           69,442           52,083
    Partnership              Henderson, NV 89016
                             Attn: Richard C. Rochon

63  John F. Welch            3135 Easton Turnpike          $ 1,000,080.00          20,835           27,780           20,835
                             Fairfield, CT 06431

64  Wincrest Ventures,       One Northwind Plaza           $   800,016.00          16,667           22,222           16,667
    L.P.                     Suite 806
                             7600 W. Tidwell
                             Houston, TX 77040
                             Attn: John A. Blaisdell

65  Peter W. Wright          1080 Southeast 3rd Ave.       $   999,984.00          20,833           27,777           20,833
                             Ft. Lauderdale, FL 33316

66  LKL Partners, a          c/o American Information      $   724,952.00          15,103           20,173           15,103
    Florida general          Services, Inc.
    partnership              One Southeast Third Avenue,
                             28th Floor
                             Miami, FL 33131-1714

    TOTAL                                                  $44,000,016.00         916,667        1,222,223          916,667